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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) May 18, 1996
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                          CHINA INDUSTRIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                    Colorado
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                 (State or other jurisdiction of incorporation)


         0-16365                                        84-0974043
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(Commission File Number)                     (IRS Employer Identification No.)


Suite 2101-2 Central Plaza, 18 Harbour Road, Wan Chai, Hong Kong
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (8522) 877-3857

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On May 18, 1996, China Industrial Group, Inc. (The "Registrant") has entered into a stock purchase agreement (the "Agreement") with Victoria Montreux, S.A., to acquire Cashmere Holdings Limited, a British Virgin Islands corporation ("CARE"). Under the terms of the Agreement, the Registrant acquired all of the issued and outstanding 50,000 shares of CARE, par value $1.00 per share from Victoria Montreux S.A., the sole shareholder of CARE, in exchange for 31,250 shares of Series D Preferred Stock of the Registrant.

     CARE is a manufacturer of cashmere products with production facilities located in the People's Republic of China, with total assets of approximately $130,000,000, based upon CARE's unaudited financial statements dated as of December 31, 1995. The Registrant will continue to use the facilities of CARE
for production and manufacture of cashmere.   The acquisition of CARE will
enable the Registrant to change the focus of its primary operations from distribution to manufacturing of products and to capture the cashmere markets both in China and oversees at the time of the high demand for cashmere products in both markets.

     The Registrant will issue 31,250 shares of Series D Preferred Stock to acquire CARE. Series D Preferred Stock is convertible into shares of common stock of the Registrant at a conversion rate of 1 Series D Preferred Share to 1,000 common stock shares, and can be redeemed by the Registrant at any time within one year of its issuance.

     Victoria Montreux, S.A. from whom the Registrant acquired CARE, is an affiliate of the Registrant and the major shareholder of the Registrant's common stock. All directors of the Registrant are also the directors of Victoria Montreux, S.A.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 60 days of the date of the event reported herein.

          (c)       EXHIBITS

               1.   Stock Purchase Agreement




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 3, 1996               CHINA INDUSTRIAL GROUP, INC.

                                   By:   /s/ Benthony Ip
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                                       Benthony Ip
                                       Chief Financial Officer